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                                                                    Exhibit 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Renaissance Worldwide, Inc. of our report on Shamrock Computer Resources, Ltd. for the year ended December 31, 1995, dated December 13, 1996. We also consent to the reference to us under the heading "Experts" and in such Registration Statement on Form S-3.

                                /s/ Graves, McKenna, Lundeen & Almquist, PLLP GRAVES, McKENNA, LUNDEEN & ALMQUIST, PLLP Certified Public Accountants

Minneapolis, Minnesota

January 11, 1999